UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 28, 2015

Sterling Bancorp
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-35385 (Commission File Number)	80-0091851 (IRS Employer Identification No.)

400 Rella Boulevard Montebello, New York (Address of principal executive offices)	10901 (Zip Code)

(Registrant's telephone number, including area code):  (845) 369-8040
Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.   Submission of Matters to a Vote of Security Holders.
A special meeting of stockholders of Sterling Bancorp ("Sterling" or the "Company") was held on April 28, 2015. The special meeting was held in order to vote upon the following proposals set forth in Sterling's definitive proxy statement (the "Proxy Statement"), dated March 31, 2015, filed with the U.S. Securities and Exchange Commission (the "SEC"):
Proposal 1:  to adopt the Agreement and Plan of Merger, dated as of November 4, 2014 (the "Merger Agreement"), by and between Hudson Valley Holding Corp. ("Hudson Valley") and Sterling, pursuant to which Hudson Valley will merge with and into Sterling (the "Merger"), as more fully described in the Proxy Statement (the "Merger Proposal"); and
Proposal 2:  to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies in favor of the Merger Proposal (the "Adjournment Proposal").
At the special meeting, the Merger Proposal was approved by the affirmative vote of a majority of the outstanding shares of Sterling common stock entitled to vote at the special meeting.  Sufficient votes were also received to approve the Adjournment Proposal, but an adjournment was not necessary in light of the approval of the Merger Proposal.  Completion of the Merger remains subject to the satisfaction of the remaining customary closing conditions contained in the Merger Agreement.  Assuming such conditions are satisfied, Sterling currently expects to complete the Merger in the second calendar quarter of 2015.

As of February 27, 2015, the record date for the special meeting, there were 91,075,321 shares of Sterling common stock issued and outstanding and eligible to be voted at the special meeting.  70,135,310 shares were represented in person or by proxy at the special meeting, which constituted a quorum to conduct business at the meeting.

The items voted upon at the special meeting and the final voting results for each proposal were as follows:
Proposal 1:  the Merger Proposal.
For	Against	Abstain	Broker Non-Votes
67,881,838	265,654	1,987,818	—
Proposal 2:  the Adjournment Proposal.
For	Against	Abstain	Broker Non-Votes
65,732,657	4,256,148	146,505	—

Cautionary Statement Regarding Forward-Looking Statements

Some of the statements contained in this filing are forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 giving Sterling's expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as "believe," "expect," "anticipate," "intend," "target," "estimate," "continue," "positions," "prospects" or "potential," by future conditional verbs such as "will," "would," "should," "could" or "may," or by variations of such words or by similar expressions. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving Hudson Valley and Sterling, including future financial and operating results, the combined company's plans, objectives, expectations and intentions and other statements that are not historical facts. These forward-looking statements are subject to numerous assumptions, risks, and uncertainties which change over time. In addition to factors previously disclosed in Sterling's and Hudson Valley's reports filed with the SEC, the following factors, among others, could cause actual results to differ materially from forward-looking statements: ability to obtain regulatory approvals and meet other closing conditions to the Merger, including approval by Hudson Valley shareholders, on the expected terms and schedule; delay in closing the Merger; difficulties and delays in integrating the Sterling and Hudson Valley businesses or fully realizing cost savings and other benefits; business disruption following the proposed transaction; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; changes in Sterling's stock price before closing, including as a result of the financial performance of Hudson Valley prior to closing; the reaction to the transaction of the companies' customers, employees and counterparties; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board or the OCC and legislative and regulatory actions and reforms.

For any forward-looking statements made in this filing, Sterling claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on these statements, which speak only as of the date of this filing. Sterling does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward- looking statements are made. All subsequent written and oral forward-looking statements concerning the Merger or other matters addressed in this filing and attributable to Sterling, Hudson Valley or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this filing.

Important Additional Information

Investors and security holders are urged to carefully review and consider each of Sterling's and Hudson Valley's public filings with the the SEC , including but not limited to their Annual Reports on Form 10-K, their proxy statements, their Current Reports on Form 8-K and their Quarterly Reports on Form 10-Q. The documents filed by Sterling with the SEC may be obtained free of charge at Sterling's website at www.sterlingbancorp.com or at the SEC's website at www.sec.gov. These documents may also be obtained free of charge from Sterling by requesting them in writing to Sterling Bancorp, 400 Rella Boulevard, Montebello, New York 10901 Attention: Investor Relations, or by telephone at (845) 369-8040.

The documents filed by Hudson Valley with the SEC may be obtained free of charge at Hudson Valley's website at www.hudsonvalleybank.com or at the SEC's website at www.sec.gov. These documents may also be obtained free of charge from Hudson Valley by requesting them in writing to Hudson Valley Holding Corp., c/o Hudson Valley Bank, 21 Scarsdale Road, Yonkers, New York 10707; Attention: Investor Relations, or by telephone at (914) 961-6100.

In connection with the Merger, Sterling has filed a registration statement on Form S-4 with the SEC and three amendments thereto, which includes a joint proxy statement of Hudson Valley and Sterling and a prospectus of Sterling, and each party may file other documents regarding the proposed transaction with the SEC. Before making any voting or investment decision, investors and security holders of Hudson Valley are urged to carefully read the entire registration statement and joint proxy statement/prospectus, as well as any amendments or supplements to these documents and any other relevant documents filed with the SEC, because they contain important information about the Merger. A definitive joint proxy statement/prospectus has been sent to the shareholders of Hudson Valley seeking the required shareholder approval. Investors and security holders can obtain the registration statement and the joint proxy statement/prospectus free of charge from the SEC's website or from Sterling or Hudson Valley by writing to the addresses provided for each company set forth in the paragraphs above.

Sterling, Hudson Valley, their directors, executive officers and certain other persons may be deemed participants in the solicitation of proxies from Hudson Valley shareholders in connection with the proposed transaction. Information about the directors and executive officers of Sterling and their ownership of Sterling common stock and the directors and executive officers of Hudson Valley and their ownership of Hudson Valley common stock is set forth in the definitive joint proxy statement/prospectus. Free copies of the joint proxy statement/prospectus may be obtained as described in the paragraphs above.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
STERLING BANCORP

	By:	/s/ Luis Massiani
	Name:	Luis Massiani
	Title:	Senior Executive Vice President and Principal Financial Officer

Date: April 28, 2015